Filed Pursuant to Rule 497(e)
1933 Act File No. 033-06836
1940 Act File No. 811-04722

FMI MUTUAL FUNDS, INC.

Supplement dated June 7, 2005 to
the Prospectus dated October 9, 2004

        The Board of Directors of FMI Mutual Funds, Inc. has approved an Agreement and Plan of Reorganization which provides for the tax-free reorganization of FMI Woodland Small Capitalization Value Fund into The Gabelli Woodland Small Cap Value Fund, a series of Gabelli Equity Series Funds, Inc. The investment adviser of The Gabelli Woodland Small Cap Value Fund is Gabelli Funds, LLC, a New York limited liability company which serves as adviser to 15 open-end investment companies and 7 closed-end investment companies with aggregate assets in excess of $12.901 billion as of March 31, 2005. The Gabelli Woodland Small Cap Value Fund has an investment objective and investment policies similar to those of the FMI Woodland Small Capitalization Value Fund and is managed by Beth Lilly, one of the portfolio managers of the FMI Woodland Small Capitalization Value Fund.

        The reorganization is scheduled to take place on June 30, 2005, but is subject to the approval of the shareholders of the FMI Woodland Small Capitalization Value Fund and other conditions. The Gabelli Woodland Small Cap Value Fund and FMI Woodland Small Capitalization Value Fund will send a proxy statement to the shareholders of the FMI Woodland Small Capitalization Value Fund describing in greater detail the proposed reorganization and The Gabelli Woodland Small Cap Value Fund prior to requesting shareholder approval of the reorganization.

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        Shareholders who have questions concerning FMI Mutual Funds, Inc. or any of its series should call 1-800-811-5311 or write to FMI Mutual Funds, Inc. at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary.